UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Marathon Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

April 18, 2022

Dear Fellow Stockholder:

We cordially invite you to attend a Special Meeting of Stockholders of Marathon Bancorp, Inc. The Special Meeting will be held at Marathon Bank, located at 500 Scott Street, Wausau, Wisconsin on May 24, 2022, at 9:00 a.m., local time.

The enclosed Notice of Special Meeting and Proxy Statement describe the formal business to be transacted. The business to be conducted at the Special Meeting consists of the approval of our 2022 Equity Incentive Plan.

Our Board of Directors has determined that the matter to be considered at the Special Meeting is in the best interests of Marathon Bancorp, Inc. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the 2022 Equity Incentive Plan.

On behalf of the Board of Directors, please take a moment now to cast your vote via the Internet, a mobile device or by telephone as described on the enclosed proxy card, or alternatively, complete, sign, date and return the proxy card in the postage-paid envelope provided. Voting in advance of the Special Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Special Meeting.

Sincerely,

Nicholas W. Zillges
President and Chief Executive Officer

Marathon Bancorp, Inc.

500 Scott Street

Wausau, Wisconsin 54403

(715) 845-7331

NOTICE OF

SPECIAL MEETING OF STOCKHOLDERS

To Be Held On May 24, 2022

Notice is hereby given that a Special Meeting of Stockholders of Marathon Bancorp, Inc. will be held at 500 Scott Street, Wausau, Wisconsin on May 24, 2022 at 9:00 a.m., local time.

A Proxy Card and a Proxy Statement for the meeting are enclosed. The meeting is for the purpose of considering and acting upon:

1.	The approval of the Marathon Bancorp, Inc. 2022 Equity Incentive Plan; and

such other matters as may properly come before the meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the meeting.

Any action may be taken on the foregoing proposals at the meeting on the date specified above, or on the date or dates to which the meeting may be adjourned. Stockholders of record at the close of business on April 4, 2022 are the stockholders entitled to vote at the meeting, and any adjournments thereof.

EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE YOUR SHARES USING THE INTERNET, MOBILE OR TELEPHONE VOTING OPTIONS EXPLAINED ON YOUR PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF MARATHON BANCORP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

By Order of the Board of Directors

Julie D’Acquisto
Corporate Secretary

Wausau, Wisconsin

April 18, 2022

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS, AND PROXY CARD ARE EACH AVAILABLE ON THE INTERNET AT WWW.CSTPROXY.COM/MARATHON/2022.

PROXY STATEMENT

Marathon Bancorp, Inc.

500 Scott Street

Wausau, Wisconsin 54403

(715) 845-7331

SPECIAL MEETING OF STOCKHOLDERS

May 24, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Marathon Bancorp, Inc. to be used at a Special Meeting of Stockholders, which will be held at 500 Scott Street, Wausau, Wisconsin on May 24, 2022, at 9:00 a.m., local time, and all adjournments of such meeting. The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 18, 2022.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the special meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Marathon Bancorp, Inc. will be voted in accordance with the directions given thereon. You may vote by Internet, mobile device or telephone as described on your Proxy Card. You may also vote by signing and returning your Proxy Card to Marathon Bancorp, Inc. Proxies we receive that are signed, but contain no instructions for voting, will be voted “FOR” the 2022 Equity Incentive Plan.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of Marathon Bancorp, Inc. at the address shown above, by filing a duly executed proxy bearing a later date, voting on a later date by Internet, mobile device, or telephone, as described on your Proxy Card or by voting in person at the special meeting. The presence at the special meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the special meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you have any questions about giving your proxy or require assistance, please call Julie D’Acquisto, Corporate Secretary, at (715) 845-7331.

If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the special meeting.

SOLICITATION OF PROXIES; EXPENSES

We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of Marathon Bancorp, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on April 4, 2022 are entitled to one vote for each share then held. As of April 4, 2022, there were 2,229,497 shares of common stock issued and outstanding.

Marathon Bancorp, Inc.’s Articles of Incorporation provide that, subject to certain exceptions, record owners of Marathon Bancorp, Inc.’s common stock that is beneficially owned by a person who beneficially owns in excess of 10% of Marathon Bancorp, Inc.’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit. This restriction does not apply to Marathon MHC.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of April 4, 2022, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 500 Scott Street, Wausau, Wisconsin 54403. No director or executive officer has pledged Marathon Bancorp, Inc. common stock as collateral for a loan.

	Shares of Common Stock Beneficially Owned as of the Record Date (1)	Percent of Shares of Common Stock Outstanding (2)
Persons Owning Greater than 5%
Marathon MHC 500 Scott Street Wausau, Wisconsin 54403	1,226,223	55.0%

Directors
Thomas Grimm	7,500 (3)	*
Thomas Terwilliger	5,000	*
Timothy R. Wimmer	5,000 (4)	*
Amy Zientara	10,000	*
Nicholas W. Zillges	29,932 (5)	1.3%

Executive Officers who are not Directors
Nora Spatz	21,852 (6)	*
Michelle Knopf	3,000 (7)	*
Joy Selting-Buchberger	10,000 (8)	*
Terry Cornish	12,714 (9)	*
All directors and executive officers as a group (9 persons)	104,998	4.7%

*	Less than 1%.

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Marathon Bancorp, Inc. common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from April 4, 2022. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of Marathon Bancorp, Inc. common stock

(2)	Based on a total of 2,229,497 shares of common stock outstanding as of April 4, 2022.

(3)	All of such shares are held by a trust.

(4)	All of such shares are held by a trust.

(5)	23,432 of such shares are held in the Bank’s 401(k) plan.

(6)	12,952 of such shares are held in Marathon Bank’s 401(k) plan, 1,000 shares are held by her spouse and 400 shares are held as custodian for her grandchildren.

(7)	2,700 of such shares are held in Marathon Bank’s 401(k) plan.

(8)	All of such shares are held in Marathon Bank’s 401(k) plan.

(9)	All of such shares are held in Marathon Bank’s 401(k) plan.

Quorum

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the special meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the special meeting, the special meeting may be adjourned in order to permit the further solicitation of proxies. However, if Marathon MHC, our majority stockholder, votes at the special meeting, a quorum would be assured.

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Vote Required

As to the approval of the Marathon Bancorp, Inc. 2022 Equity Incentive Plan, a stockholder may: (i) vote FOR approval of the plan; (ii) vote AGAINST approval of the plan; or (iii) ABSTAIN from voting on approval of the plan. To approve the 2022 Equity Incentive Plan, the proposal must receive the affirmative vote of (1) a majority of the votes represented at the annual meeting and entitled to vote on the matter, including votes cast by Marathon MHC, as well as (2) a majority of the votes cast by stockholders other than Marathon MHC. For purposes of the vote required in clause (1) and clause (2), above, abstentions and broker non-votes will have no effect on the outcome of the proposal.

Management anticipates that Marathon MHC, our majority stockholder, will vote all of its shares of common stock in favor of the proposal set forth above.

Effect of Not Casting Your Vote

If you hold your shares in “street name,” you are considered the beneficial owner of your shares and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. If you hold your shares in street name, it is critical that you cast your vote if you want it to count for the approval of the Marathon Bancorp, Inc. 2022 Equity Incentive Plan. Current regulations restrict the ability of your bank, broker or other holder of record to vote your shares in the consideration of an equity plan and certain other matters on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other holder of record on how to vote considering the Marathon Bancorp, Inc. 2022 Equity Incentive Plan, no votes will be cast on your behalf. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf at the special meeting.

Participants in the Marathon Bank Employee Stock Ownership Plan or the Marathon Bank 401(k) Plan

If you participate in the Marathon Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a Vote Authorization Form for the ESOP that reflects all of the shares you may direct the trustee to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the proportionate interest of shares of our common stock allocated or deemed allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP and allocated or deemed allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to a determination that such vote is in the best interest of ESOP participants. Under the ESOP, since no shares have been allocated to the participants at the time of the record date, you will be deemed to have one share for purposes of giving such voting instructions.

In addition, participants in the Marathon Bank 401(k) Plan (“401(k) Plan”) who have assets invested in Marathon Bancorp, Inc. common stock will receive a Vote Authorization Form that allows them to direct the 401(k) Plan trustee to vote their shares held by the 401(k) Plan. If a participant does not direct the 401(k) Plan trustee as to how to vote his or her shares in the 401(k) Plan, the trustee will vote such interest in the same proportion as it has received voting instructions from other 401(k) Plan participants. The deadline for returning your ESOP Vote Authorization Form and/or 401(k) Vote Authorization Form is May 17, 2022 at 5:00 p.m. Central time.

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PROPOSAL I—APPROVAL OF THE MARATHON BANCORP, INC. 2022 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Marathon Bancorp, Inc. 2022 Equity Incentive Plan (the “Equity Incentive Plan”). The Board of Directors believes that the adoption of the Equity Incentive Plan is in the best interests of Marathon Bancorp, Inc. and its stockholders as a means of providing Marathon Bancorp, Inc. and Marathon Bank with the ability to retain, reward and, to the extent necessary, attract and incentivize its employees, officers and directors to promote growth, improve performance and further align their interests with those of Marathon Bancorp, Inc.’s stockholders through the ownership of additional common stock of Marathon Bancorp, Inc.

The Board of Directors recommends a vote “FOR” the approval of the Equity Incentive Plan.

Why We Are Seeking Approval of the Equity Incentive Plan

Many companies with which we compete for directors and employees are stockholder-owned companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly-qualified officers, employees and directors by offering a competitive compensation program linked to the performance of our common stock. In addition, the Equity Incentive Plan further aligns the interests of our directors and management with the interests of our stockholders by increasing the ownership interests of directors and officers in the common stock of Marathon Bancorp, Inc.

We completed our mutual holding company reorganization and related minority stock offering on April 14, 2021. A substantial majority of financial institutions that complete a mutual holding company reorganization and related minority stock offering or a mutual-to-stock conversion have adopted an equity-based incentive plan following the transaction. Our prospectus made clear our intent to adopt an equity incentive plan and described the regulatory requirements potentially applicable to such a plan. Our prospectus also included the pro forma effect of awards granted under an equity incentive plan.

Highlights of the Equity Incentive Plan

•	Share Reserve and Terms Generally Consistent with Industry Standards. In determining the size and terms of the Equity Incentive Plan, the Board of Directors and Compensation Committee considered a number of factors, including: (1) industry practices related to the adoption of equity-incentive plans by financial institutions following a mutual holding company reorganization or mutual-to-stock conversion; and (2) applicable federal and Wisconsin banking regulations related to the adoption of equity-incentive plans by converted financial institutions in certain circumstances. In this regard (and as described below), the maximum number of shares of common stock that may delivered pursuant to the exercise of stock options is 4.9% of the number of shares of common stock issued in the reorganization and minority stock offering, as well as the shares issued to the mutual holding company, and the maximum number of shares of common stock that may be issued as restricted stock or restricted stock units is 1.96% of the number of shares of common stock issued in the reorganization and minority stock offering, as well as the shares issued to the mutual holding company.

•	Minimum Vesting Periods for Awards. Subject to limited exceptions in the event of death, disability or involuntary termination without cause following a change in control, the Equity Incentive Plan requires that at least 95% of awards may not vest more rapidly than over a period of one year.

•	Limits on Grants to Directors and Employees. Consistent with applicable federal and Wisconsin banking regulations related to the adoption of equity incentive plans by converted financial institutions in certain circumstances, the maximum number of shares of common stock, in the aggregate, that may be delivered to any individual non-employee director pursuant to the exercise of stock options and pursuant to the award of restricted stock or restricted stock units under the Equity Incentive Plan is 5% (30% in the aggregate for all non-employee directors) of the shares available under the plan for grant. The maximum number of shares of common stock that may be delivered to any individual employee pursuant to the exercise of stock options and pursuant to an award of restricted stock or restricted stock units is 25% of the shares available under the plan for grant.

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•	Share Counting. The Equity Incentive Plan provides that, if an option or award is forfeited or expires, the shares covered by the award will be available for future grant. Shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grants.

•	No Repricing. The Equity Incentive Plan prohibits repricing and exchange of underwater options for cash or shares without stockholder approval.

•	No Single-Trigger Vesting of Time-Based Awards. The Equity Incentive Plan does not provide for vesting of time-based equity awards that are assumed by an acquiring corporation of Marathon Bancorp, Inc. solely upon the occurrence of a change in control (i.e., a single trigger), without an accompanying involuntary termination of service (including a termination for good reason).

General

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, which is attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the Equity Incentive Plan, the terms of the Equity Incentive Plan will control.

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 152,943 shares of Marathon Bancorp, Inc. common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of Marathon Bancorp, Inc. common stock that may be issued under the Equity Incentive Plan pursuant to the exercise of stock options is 109,245 shares, and the maximum number of shares of Marathon Bancorp, Inc. common stock that may be issued as restricted stock awards or restricted stock units is 43,698 shares. These amounts represent 4.9% and 1.96%, respectively, of the number of shares of common stock issued in the mutual holding company reorganization of Marathon Bank and the stock offering of Marathon Bancorp, Inc., including the shares issued to Marathon MHC.

The Equity Incentive Plan will be administered by the members of the Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has full and exclusive power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the purposes of the Equity Incentive Plan; and (4) interpreting the provisions of the Equity Incentive Plan and any award agreement. The Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it. The Committee may, subject to the limitations set forth in the Equity Incentive Plan, grant stock options and awards of restricted stock or restricted stock units to themselves and other members of the Board of Directors, as well as to employees of Marathon Bancorp, Inc. and its subsidiaries.

Except for accelerating the vesting of awards to avoid the minimum vesting requirements specified in the plan or accelerating the vesting requirements applicable to an award as a result of or in connection with a change in control, the Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided that such extension is consistent with Section 409A of the Internal Revenue Code.

Eligibility

All employees and directors of Marathon Bancorp, Inc. and its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options under the plan. As of April 4, 2022, there were four non-employee directors and 11 employees eligible to participate and receive awards under the Equity Incentive Plan.

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Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan. Awards will be evidenced by award agreements approved by the Committee and delivered to participants. The award agreements will set forth the terms and conditions of each award. Awards may be granted as incentive and non-qualified stock options, restricted stock awards or restricted stock units.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date of grant. “Fair Market Value” for purposes of the Equity Incentive Plan means, if the common stock of Marathon Bancorp, Inc. is listed on a securities exchange, the closing sales price of the common stock on the date of grant (or any other applicable date), or if the common stock was not traded on that date, then on the immediately preceding date on which sales were reported. If the common stock is not traded on a securities exchange, the Committee will determine the fair market value in good faith and on the basis of objective criteria consistent with the requirements of the Internal Revenue Code. Stock Options may not have a term longer than ten years from the date of grant.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1)  by tendering, either actually or constructively by attestation, stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Committee; or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration, or any minimum consideration that may be required by applicable law. Restricted stock awards under the Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee consistent with the Equity Incentive Plan. Prior to awards vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to the common stock subject to the award. Unless otherwise determined by the Committee, dividends paid on unvested awards will be retained and distributed to the participant within 30 days of the vesting of the award.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available described above is also applicable to restricted stock units. Restricted stock units will be paid in shares of our common stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of stock, and are subject to vesting conditions and other restrictions set forth in the Plan or the award agreement. Participants have no voting rights with respect to any restricted stock units granted under the Plan. Dividends will not be paid on restricted stock units. The Committee is authorized to grant dividend equivalent rights with respect to restricted stock units available under the Plan. Dividend equivalent rights confer on the participant the right to receive payments equal to cash dividends or distributions with respect to all or a portion of the number of shares of stock subject to the award. Unless otherwise determined by the Committee, the dividend equivalent right will be paid at the same time as the shares subject to the restricted stock unit are distributed to the participant.

Limitations on Awards Under the Equity Incentive Plan

The following limits apply to awards under the Equity Incentive Plan:

•	The maximum number of shares of common stock that may be available for awards under the Equity Incentive Plan is 152,943 shares, of which up to 109,245 shares of common stock may be issued pursuant to the exercise of stock options and 43,698 shares of common stock may be issued as restricted stock awards or restricted stock units.

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•	The maximum number of shares of common stock that may be delivered to any employee pursuant to the exercise of stock options and pursuant to restricted stock awards or restricted stock units is 27,311 shares and 10,924 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 25% of the maximum number of shares of common stock that may be issued pursuant to the exercise of stock options and 25% of the number of shares of common stock that may be issued as restricted stock awards or restricted stock units.

•	The maximum number of shares of common stock that may be issued to any individual non-employee director pursuant to the exercise of stock options and as restricted stock awards or restricted stock units is 5,462 shares and 2,184 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 5% of the maximum number of shares of common stock that may be issued pursuant to the exercise of stock options and 5% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units. The Committee may, up to, but subject to these limitations and the other applicable limitations set forth in the Equity Incentive Plan, grant stock options and restricted stock or restricted stock units to themselves and other members of the Board of Directors.

•	The maximum number of shares of common stock that may be issued to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 32,773 shares and 13,109 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 30% of the maximum number of shares of common stock that may be issued pursuant to the exercise of stock options and 30% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units. The Committee may, up to but subject to these limitations and the other applicable limitations set forth in the Equity Incentive Plan, grant stock options and restricted stock or restricted stock units to themselves and other members of the Board of Directors.

In the event of a corporate transaction involving the stock of Marathon Bancorp, Inc. (including, without limitation, any stock dividend, stock split or other special and non-recurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options.

In addition, the Committee is authorized to make certain other adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units consistent with the terms of the plan.

The closing sale price of Marathon Bancorp, Inc.’s common stock as quoted on the Pink Open Market on April 4, 2022 was $10.93.

Prohibition Against Repricing of Options. The Equity Incentive Plan provides that neither the Committee nor the Board of Directors may make any adjustment or amendment to the plan or an award that reduces or would have the effect of reducing the exercise price of a previously granted stock option.

Prohibition of Cash Buy-Outs of Underwater Stock Options. The Equity Incentive Plan provides that under no circumstances will any stock option granted under the Equity Incentive Plan with an exercise price that is greater than the fair market value of Marathon Bancorp, Inc.’s common stock be bought back by Marathon Bancorp, Inc. without stockholder approval.

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Prohibition on Transfer. Generally, all awards, except non-qualified stock options, granted under the Equity Incentive Plan will be non-transferable, except by will or in accordance with the laws of intestate succession. Awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-qualified stock options may be transferred for valid estate planning purposes in a manner consistent with the Internal Revenue Code and federal securities laws. During the life of the participant, awards may be exercised only by the participant. The Committee may permit a participant to designate a beneficiary to exercise stock options or receive any rights that may exist upon a participant’s death with respect to awards granted under the Equity Incentive Plan.

Performance Measures

The Committee may use performance measures for vesting purposes with respect to awards granted under the Equity Incentive Plan. The performance measures may include one or more of the following: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on assets; cash return on assets; return on equity; cash return on equity; return on tangible equity; cash return on tangible equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; operating efficiency ratio; financial return ratios; core earnings, capital; increase in revenue; total stockholder return; total shareholder return including special dividends; net operating income, operating income; net interest margin or net interest rate spread; cash flow; cash earnings; stock price; assets, growth in assets, loans or deposits, asset quality metrics, charge-offs, loan reserves, non-performing assets and loans, growth of loans, loan production volume; non-performing asset ratio; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of Marathon Bancorp, Inc. as a whole or of any one or more subsidiaries or business units of Marathon Bancorp, Inc. or a subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.

Vesting of Awards

The Committee will specify the vesting schedule or conditions of each award. Unless the Committee specifies a different vesting schedule at the time of grant, awards under the Equity Incentive Plan, other than performance awards, will be granted with a vesting rate not exceeding 20% per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant. If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Marathon Bancorp, Inc. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement. Notwithstanding anything to the contrary in the Equity Incentive Plan, 95% of the awards under the plan may not vest more rapidly than over a period of one year, unless accelerated due to death, disability or involuntary termination of employment or service following a change in control. Vesting may be accelerated in the event of death, disability, or upon involuntary termination of employment or service following a change in control or, subject to the foregoing requirements and in a manner consistent with the plan, at the discretion of the Committee.

Change in Control

Unless otherwise stated in an award agreement, at the time of an involuntary termination of employment or service following a change in control, all stock options then held by the participant will become fully vested and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option will be eligible for treatment as an incentive stock option if such stock option is exercised more than three months following involuntary termination of employment. At the time of an involuntary termination of employment or service following a change in control, all awards of restricted stock and restricted stock units will immediately become fully vested. In the event of a change in control, any performance measures will be deemed satisfied at the “target” level as of the date of the change in control and vest pro-rata based on the portion of the performance period elapsed at the date of the change in control, unless data supports and the Committee certifies that the performance measures have been achieved at a level higher than the target level as of the effective date of the change in control, in which case, the performance award will vest at the higher level.

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Notwithstanding the foregoing, if an acquiring corporation of Marathon Bancorp, Inc. fails to assume the awards granted under the Equity Incentive Plan, with the exception of performance awards, or fails to convert such awards to awards for the acquiring corporation’s stock options, restricted stock or restricted stock units, such awards will vest immediately upon the effective time of the change in control.

Forfeiture

The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon certain events, including: termination of employment for cause; termination of the provision of services to Marathon Bancorp, Inc. or any subsidiary; any violation of material policies of Marathon Bancorp, Inc. or its subsidiaries; breach of non-competition, confidentiality or other restrictive covenants that apply to the participant; or any other conduct that is detrimental to the business or reputation of Marathon Bancorp, Inc. or any subsidiary.

If Marathon Bancorp, Inc. is required to prepare an accounting restatement due to the material non-compliance of Marathon Bancorp, Inc., as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse Marathon Bancorp, Inc. the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors from time to time.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or the affected beneficiary’s) written consent. The Board of Directors may not amend the Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the plan (other than as provided in the Equity Incentive Plan), or materially modify the requirements for participation in the plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the plan or an award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Marathon Bancorp, Inc.

Duration of Plan

The Equity Incentive Plan will become effective upon approval by the stockholders at this meeting. The Equity Incentive Plan will remain in effect as long as any award under it is outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the ten-year anniversary of the effective date of the plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the current federal income tax consequences with respect to awards under the Equity Incentive Plan:

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Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Marathon Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of the acquired shares will be treated as capital gains and losses, with the cost basis in the shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant, provided the participant was, without a break in service, an employee of Marathon Bancorp, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant becomes disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of the stock option, then, upon disposition of the acquired shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Marathon Bancorp, Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant will not realize taxable income at the time of the grant of restricted stock, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will recognize ordinary income equal to the then fair market value of those shares and Marathon Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of the later of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and Marathon Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be recognized. A restricted stock unit does not have voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

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Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits Marathon Bancorp, Inc.’s ability to deduct compensation in excess of $1.0 million per year for persons who are “covered employees,” defined, prior to January 1, 2018, as the chief executive officer, and the three other most highly compensated officers (excluding the chief financial officer). The Tax Cuts and Jobs Act (the “Act”), enacted in 2017, significantly modified Section 162(m) of the Internal Revenue Code by eliminating the exception from the $1.0 million-dollar limitation for “qualified performance-based compensation.” In addition, the Act expanded the definition of “covered employee” to include the chief executive officer, the chief financial officer, the three other most highly paid officers and any employee who has been a covered employee for any fiscal year beginning after December 31, 2016. For tax years commencing on or after January 1, 2018, all compensation which becomes taxable in the year is generally subject to this deduction limit if the aggregate amount of compensation of the covered employee exceeds $1.0 million.

For tax years commencing on or after January 1, 2018, awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment remains subject to the $1.0 million deduction limit. We expect that the Committee will consider these deduction limits in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that exceed the deduction limit.

Withholding of Taxes. Marathon Bancorp, Inc. may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the tax withholding requirements, provided such withholding does not trigger adverse accounting consequences.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude a deduction by Marathon Bancorp, Inc. with respect to the awards.

Tax Advice. The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. Marathon Bancorp, Inc. suggests participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Marathon Bancorp, Inc. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors has adopted the Equity Incentive Plan, contingent upon stockholder approval. If the Equity Incentive Plan is approved by stockholders, the Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees, and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board of Directors

To approve the Equity Incentive Plan, the proposal must receive the affirmative vote of (1) a majority of the votes represented at the annual meeting and entitled to vote on the matter, including votes cast by Marathon MHC, as well as (2) a majority of the votes cast by stockholders other than Marathon MHC.

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The Board of Directors recommends a vote “FOR” the approval of the Equity Incentive Plan.

Executive Compensation

Summary Compensation Table. The table below summarizes the total compensation paid to or earned by our President and Chief Executive Officer and our two other most highly compensated executive officers for the years ended June 30, 2021 and 2020. Each individual listed in the table below is referred to as a “named executive officer.”

Summary Compensation Table
Name and Principal Position	Year Ended June 30,	Salary ($)	Bonus(1) ($)	All Other Compensation(2) ($)	Total ($)
Nicholas W. Zillges, President	2021	280,000	140,000	34,626	454,626
and Chief Executive Officer	2020	280,000	140,000	34,800	454,800

Nora Spatz, Executive Vice	2021	119,600	25,000	15,416	160,016
President and Chief Administrative Officer	2020	115,000	20,000	14,857	149,857

Michelle Knopf, Executive Vice	2021	105,000	30,000	7,959	142,959
President and Director of Mortgage Services	2020	98,800	20,000	6,771	125,571

(1)	Payments were earned in accordance with Marathon Bank’s short-term bonus program as described below.

(2)	Represents contributions to Marathon Bank’s 401(k) plan. In addition, Mr. Zillges was reimbursed $18,000 for automobile expenses in both fiscal 2021 and 2020.

Agreements and Benefit Plans

Employment Agreement with Nicholas W. Zillges.  On April 14, 2021, Marathon Bank, the wholly owned subsidiary of Marathon Bancorp, Inc. entered into an employment agreement with Nicholas W. Zillges, President and Chief Executive Officer. The employment agreement has an initial term that ends on December 31, 2021. The initial term will extend automatically for one additional year on January 1 of each year beginning January 1, 2022 unless either Marathon Bank or Mr. Zillges give notice no later than 30 days before the anniversary date that the term will not be renewed.

The employment agreement specifies Mr. Zillges’ base salary, which initially will be $280,000. The Compensation Committee may increase, but not decrease, Mr. Zillges’ base salary, which will increase automatically at a minimum 5% per year, beginning each renewal term as of January 1, 2024. In addition to the base salary, the agreement provides that Mr. Zillges will be eligible to participate in any bonus plan or arrangement of Marathon Bank in which senior management is eligible to participate and/or may receive a bonus on a discretionary basis, as determined by the Compensation Committee. Specifically, Mr. Zillges will be eligible to participate in Marathon Bank’s short-term bonus program, pursuant to which he will be entitled to a target bonus opportunity equal to at least 50% of base salary. Mr. Zillges is also entitled to participate in all employee benefit plans, arrangements and perquisites offered to employees and officers of Marathon Bank and the reimbursement of reasonable travel and other business expenses incurred in the performance of his duties with Marathon Bank, including use of bank-owned country club membership available to executive officers and reimbursement of expenditures primarily related to business travel from our headquarters to Milwaukee, such as automobile expenses, for which Mr. Zillges is reimbursed $1,500 per month, and lodging.

Marathon Bank may terminate Mr. Zillges’ employment, or Mr. Zillges may resign, at any time with or without good reason. In the event of Mr. Zillges’ termination without cause (other than due to death or disability) or voluntary resignation for good reason (a “qualifying termination event”), Marathon Bank would pay Mr. Zillges a gross severance payment equal to two times the sum of his base salary and highest target bonus opportunity during the three most recently completed performance periods prior to his date of termination. One-half of the gross severance payment would be paid in a cash lump sum payment, and the remaining one-half of the gross severance payment would be payable in equal installments for 24 months in accordance with the regular payroll practices of Marathon Bank. In addition, Mr. Zillges would receive 12 monthly COBRA premium reimbursement payments, including a tax-gross up payment to ensure the full amount of the reimbursement payment would have been received if it had not been taxable, to the extent COBRA coverage is elected.

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In the event of Mr. Zillges’ qualifying termination event on or within two years after a change in control of Marathon Bancorp, Inc. or Marathon Bank, he would be entitled to (in lieu of the payments and benefits described in the previous paragraph) a gross cash severance payment equal to three times the sum of his base salary and highest target bonus opportunity in any of the three most recently completed performance periods prior to the change in control, payable in a lump sum within 60 days of the date of termination. In addition, Mr. Zillges would receive 18 monthly COBRA premium reimbursement payments, including a tax-gross up payment to ensure the full amount of the reimbursement payment would have been received if it had not been taxable, to the extent COBRA coverage is elected.

Upon termination of employment (other than a termination in connection with a change in control), Mr. Zillges will be required to adhere to one-year non-competition and non-solicitation restrictions set forth in his employment agreement.

Change in Control Agreements.  Marathon Bank entered into individual change in control agreements with its four other executive officers, including Nora Spatz, Executive Vice President and Chief Administrative Officer, and Michelle Knopf, Executive Vice President and Director of Mortgage Services. The change in control agreements have terms that initially end on December 31, 2021. Each agreement will extend automatically for one additional year on January 1 of each year beginning January 1, 2022 so that the remaining term is one years unless either Marathon Bank or the executive gives notice no later than 30 days before such anniversary date that an agreement will not be renewed. Notwithstanding the foregoing, if Marathon Bancorp, Inc. or Marathon Bank enters into a transaction that would be considered a change in control as defined under the agreements, the term of the agreements would extend automatically so that they would expire no less than one year beyond the effective date of the change in control.

In the event of the executive’s involuntary termination of employment other than for cause, disability or death, or voluntary resignation for “good reason” on or after the effective date of a change in control of Marathon Bancorp, Inc. Marathon Bank, each executive would be entitled to a severance payment equal to one times the sum of the executive’s base salary in effect as of the date of termination or immediately prior to the change in control, whichever is higher and the highest target bonus opportunity in any of the three most recently completed performance periods prior to the change in control. Such payment is payable in a lump sum within 30 days following the executive’s date of termination. In addition, each executive would receive 12 monthly COBRA premium reimbursement payments, including a tax-gross up payment to ensure the full amount of the reimbursement payment would have been received if it had not been taxable, to the extent COBRA coverage is elected.

The conversion of Marathon MHC from mutual to stock form and a contemporaneous stock offering of a newly formed stock holding company is not considered a change in control for purposes of the employment agreement and change in control agreements described above.

Bonus Program. During the year ended June 30, 2021, Mr. Zillges received a bonus of $140,000, or 50%, of his base salary. While strict numerical formulas were not used to quantify this bonus payment, the board of directors assessed the performance of Mr. Zillges related to certain corporate performance objectives of Marathon Bank, such as improvement in our asset quality, growth of net income, reduction in the risks associated with our loan and securities portfolios and the successful implementation of our strategic plan.

Additionally, during the year ended June 30, 2021, Marathon Bank awarded a discretionary bonus of $25,000 to Ms. Spatz and $30,000 to Ms. Knopf in recognition of their individual responsibilities and contributions to our successful operations.

401(k) Plan. Marathon Bank maintains the Marathon Bank Retirement Savings Plan, a tax-qualified defined contribution plan for eligible employees (the “401(k) Plan”). The Named Executive Officers are eligible to participate in the 401(k) Plan just like other employees.

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Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, the maximum amount as permitted by the Internal Revenue Code. For 2021, the salary deferral contribution limit is $19,500, provided, however, that a participant over age 50 may contribute an additional $6,500 to the 401(k) Plan for a total of $26,000. A participant is always 100% vested in his or her salary deferral contributions. Marathon Bank also currently provides participants with matching contributions and a safe harbor profit sharing contribution to active participants in the 401(k) plan. Marathon Bank has established an employer stock fund in the 401(k) Plan so that participants can acquire an interest in the common stock of Marathon Bancorp, Inc. through their accounts in the 401(k) Plan. Expense recognized in connection with the 401(k) Plan totaled $131,309, which includes $1,879 for plan administration and $129,430 in matching/safe harbor contributions for the year ended June 30, 2021.

Employee Stock Ownership Plan. In connection with its mutual holding company reorganization and related stock offering, Marathon Bank adopted an employee stock ownership plan (the “ESOP”) for eligible employees. The named executive officers are eligible to participate in the ESOP just like other eligible employees. Eligible employees who have attained age 21 on the first entry date commencing on or after the eligible employee’s completion of one year of service.

The ESOP trustee purchased, on behalf of the ESOP, 87,397 shares of Marathon Bancorp common stock outstanding, funded with a loan from Marathon Bancorp equal to the aggregate purchase price of the common stock. The loan is repaid principally through Marathon Bank’ discretionary contributions to the ESOP and any dividends payable on common stock held by the ESOP over the 25-year term of the loan. The interest rate for the ESOP loan is 3.25%.

The trustee will hold the shares purchased by the ESOP plan in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as we repay the loan. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. A participant will become 100% vested in his or her account balance after three years of service. Participants who were employed by Marathon Bank immediately prior to the mutual holding company reorganization will receive credit for vesting purposes for years of service prior to adoption of the ESOP. Participants also will become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the ESOP. Generally, participants will receive distributions from the ESOP upon separation from service in accordance with the terms of the plan document. The ESOP reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

Directors’ Compensation

The following table sets forth for the year ended June 30, 2021 certain information as to the total remuneration we paid to our directors. Mr. Zillges did not receive director fees for the year ended June 30, 2021.

Director Compensation Table For the Year Ended June 30, 2021
Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total ($)
Thomas Grimm	$18,100	—	$18,100
Thomas Terwilliger	$18,100	—	$18,100
Timothy R. Wimmer	$18,100	—	$18,100
Amy Zientara	$18,100	—	$18,100

(1)	Perquisites and personal benefits for each director did not exceed, in the aggregate, $10,000.

Director Fees

Non-employee directors of Marathon Bank are currently paid $1,500 per month as a director. Each director also received a $100 bonus cash payment during fiscal 2021. No additional fees are paid for attending committee meetings.

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Each person who serves as a director of Marathon Bank also serves as a director of Marathon Bancorp, Inc. and will initially earn a monthly fee only in his or her capacity as a board member of Marathon Bank.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for our 2022 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Marathon Bancorp, Inc.’s executive office, 500 Scott Street, Wausau, Wisconsin 54403, no later than June 18, 2022, which is 120 days prior to the first anniversary of the date we expect to mail these proxy materials. If the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the board of directors, our Corporate Secretary must receive written notice not earlier than the 120th day nor later than the 110th day prior to date of the annual meeting; provided, however, that in the event the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year’s annual meeting, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on the our books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on our Board of Directors; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of our Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation; and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

The 2022 annual meeting of stockholders is expected to be held November 22, 2022. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than July 25, 2022 and no later than August 4, 2022. If notice is received before July 25, 2022 or after August 4, 2022, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

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Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the special meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the special meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Marathon Bancorp, Inc.’s Proxy Statement, including the Notice of the Special Meeting of Stockholders, and the Proxy Card are each available on the Internet at www.cstproxy.com/marathon/2022.

By Order of the Board of Directors

Julie D’Acquisto
Corporate Secretary

Wausau, Wisconsin

April 18, 2022

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APPENDIX A

MARATHON BANCORP, INC.

2022 Equity Incentive Plan

ARTICLE 1 — GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of the Marathon Bancorp, Inc. 2022 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Marathon Bancorp, Inc. (the “Company”), and its Subsidiaries, including Marathon Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of additional shares of common stock of the Company and/or through compensation tied to the value of the Company’s common stock. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately before the ten-year anniversary date of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”) in accordance with Section 5.1.

Section 1.3 Participation. Each individual who is granted and holds an Award in accordance with the terms of the Plan shall be a Participant in the Plan (a “Participant”). The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 — AWARDS

Section 2.1. General. Any Award under the Plan may be granted singularly or in combination with another Award or other Awards. Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award as evidenced in an Award Agreement. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control. Subject to the provisions of Section 2.2(d), an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation, the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include Stock Options, Restricted Stock and Restricted Stock Units and any Award may be granted as a Performance Award.

Section 2.2. Stock Options. A Stock Option is a grant that represents the right to purchase shares of Stock at an established Exercise Price.

(a)            Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that specifies: (i) the number of shares of Stock covered by the Stock Option; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to vesting or exercisability (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe. Any Stock Option may be either an Incentive Stock Option that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately before the ten-year anniversary of the Effective Date or the date on which the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify it from ISO treatment, so that it becomes a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Option to be subject to Code Section 409A (unless, as modified, the Option complies with Code Section 409A).

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(b)            Other Terms and Conditions. A Stock Option shall be exercisable in accordance with its terms and conditions and during the periods established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to a 10% Stockholder). The Exercise Price of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if an ISO is granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options or granted or exchanged in replacement of existing Awards held by an employee or director of an acquired entity. The payment of the Exercise Price shall be by cash or, subject to limitations imposed by applicable law, by any other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from the exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price (and if applicable, any tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares of Stock that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)            Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Option (i.e., a Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of Stock as of the same date) that was granted under the Plan be bought back by the Company without stockholder approval.

(d)            Prohibition Against Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.3. Restricted Stock.

(a)            Grant of Restricted Stock. A Restricted Stock Award is a grant of a share of Stock for no consideration or such minimum consideration as may be required by applicable law, subject to a vesting schedule or the satisfaction of market conditions or performance conditions. Each Restricted Stock Award shall be evidenced by an Award Agreement that specifies (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall either be (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times before the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Marathon Bancorp, Inc., dated [date], made pursuant to the terms of the Marathon Bancorp, Inc. 2022 Equity Incentive Plan, copies of which are on file at the executive offices of Marathon Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement,

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or other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g. electronically or through book-entry format) in order to facilitate the paperless transfer of the Award. If Restricted Stock is not issued in certificate form, the Company and its transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of the Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)           Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)            Dividends. Unless the Committee determines otherwise, cash dividends or distributions, if any, declared and paid with respect to shares of Stock subject to a Restricted Stock Award shall be retained by the Company and only distributed to a Participant within thirty (30) days after the vesting date of the underlying Restricted Stock Award. If the underlying Stock does not vest, the dividends held by the Company with respect to the Stock shall be forfeited by the Participant. No cash dividends shall be paid with respect to a Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in the Restricted Stock Award. Upon the vesting of Restricted Stock granted as a Performance Award, any cash dividends declared but not paid to the Participant during the vesting period shall be paid, without interest, within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award, whether or not performance-based, shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which the dividends were derived.

(ii)            Voting Rights. Unless the Committee determines otherwise, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and the voting rights may be exercised by the Participant.

(iii)            Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. The direction for any of the shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or the other person who shall be independent of the Company, as the Committee shall designate (if the Participant is not the beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4. Restricted Stock Units.

(a)           Grant of Restricted Stock Unit Awards. A Restricted Stock Unit is an Award denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Stock multiplied by the number of Restricted Stock Units being settled, or a combination of shares of Stock and cash. Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the Restriction Period and the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service.

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(b)           Other Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)            The Committee may impose any other conditions and/or restrictions on any Restricted Stock Unit Award as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and/or vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, and/or holding requirements or sale restrictions placed by the Company upon vesting of Restricted Stock Units.

(ii)            The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)            Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of grant of a Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)            A Participant shall have no voting rights with respect to any Restricted Stock Units. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. A Dividend Equivalent Right, if one, shall be paid at the same time as the shares of Stock or cash subject to the Restricted Stock Unit are distributed to the Participant and is otherwise subject to the same rights and restrictions as the underlying Restricted Stock Unit.

Section 2.5. Vesting of Awards. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards) shall be granted with a vesting rate of twenty percent (20%) per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant, unless accelerated due to death, Disability or an Involuntary Termination at or following a Change in Control. Notwithstanding the foregoing sentence, at least ninety-five percent (95%) of the Awards under the Plan shall vest no earlier than one (1) year after the date of grant, unless accelerated due to death, Disability or an Involuntary Termination on or following a Change in Control. If the right to become vested in an Award (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be evidenced in an Award Agreement (subject to acceleration of vesting, to the extent permitted by the Plan, by the Committee (subject to the limitations set forth in this Section 2.5) or as set forth in the Award Agreement, in the event of the Participant’s death, Disability or an Involuntary Termination on or following a Change in Control).

Section 2.6. Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain the exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to the rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not apply to an Award that is determined to constitute Deferred Compensation, if the discretionary authority would contravene Code Section 409A.

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Section 2.7. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and/or a Subsidiary and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a)            Upon a Participant’s Termination of Service for any reason other than due to Disability, death or for Cause, Stock Options shall be exercisable only as to those shares of Stock that were immediately exercisable by the Participant at the date of termination, and the Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award or Restricted Stock Unit that had not vested as of the date of Termination of Service shall expire and be forfeited.

(b)            In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether or not then exercisable) and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)            Upon Termination of Service for reason of Disability or death, any Service-based Stock Options shall be exercisable as to all shares of Stock subject to an outstanding Award, whether or not then exercisable, and all Service-based Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Upon Termination of Service for reason of Disability or death, any Awards that vest based on the achievement of performance targets shall vest, pro-rata, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at such actual achievement level) as of the date of Disability or death, by (ii) a fraction, the numerator of which is the number of whole months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period. Stock Options may be exercised for a period of one (1) year following a Termination of Service due to death or Disability; provided, however, that no Stock Option shall be eligible for treatment as an ISO if the Stock Option is exercised more than one (1) year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one (1) year following Termination of Service. No Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than three (3) months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d)            Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e)            Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

(f)            For purposes of the Plan, the term “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or Service on or after the attainment of age 65. An Employee who also serves as a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the board(s) of directors of the Company and any Subsidiary or affiliate in accordance with an applicable Company policy, following the provision of written notice to the board(s) of directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Company or a Subsidiary for purposes of vesting of Awards and exercise of Stock Options.

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Section 2.8. Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement. The foregoing limitation shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (i) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (ii) a Participant exercises a Stock Option by a net settlement, and in the case of (i) and (ii) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 — SHARES SUBJECT TO PLAN

Section 3.1. Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2. Share Limitations.

(a)            Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 152,943 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 109,245 shares of Stock, which represents 4.9% of the number of shares issued in connection with the reorganization of the Bank into the “two-tiered” mutual holding company structure and the Company’s related minority stock issuance on April 14, 2021 (the “Reorganization”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 43,698 shares of Stock, which represents 1.96% of the number of shares issued in the Reorganization. The aggregate number of shares of Stock available for grant under this Plan and the number of shares of Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 3.4.

(b)            Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option, Restricted Stock or a Restricted Stock Unit, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3. Limitations on Grants to Employees and Directors.

(a)	Employee Awards.

(i)            Stock Options - Employees.  The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee under the Plan shall be 27,311 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

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(ii)            Restricted Stock/Restricted Stock Units - Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock or Restricted Stock Units granted to any one Employee under the Plan shall be 10,924 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock or Restricted Stock Units.

(b)            Director Awards.

(i)            Stock Options – Aggregate Limit. Individual non-employee Directors may be granted Stock Options of up to 5,462 shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to 32,773 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii)            Restricted Stock/Restricted Stock Units – Aggregate Limit. Individual non-employee Directors may be granted Restricted Stock or Restricted Stock Units of up to 2,184 shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to 13,109 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock and Restricted Stock Units under Section 3.2.

(c)            The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4. Corporate Transactions.

(a)            General. In the event any recapitalization, reclassification, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or increase or decrease in the number of shares of Stock without consideration, or similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price. In addition, the Committee is authorized to adjust the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the first sentence in this paragraph) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

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(b)            Merger in Which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives the merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in the merger, consolidation or other business reorganization), all as determined by the Committee or the Board of Directors before the consummation of the merger, consolidation or other business reorganization. Similarly, any Restricted Stock or Restricted Stock Units which remain outstanding shall be assumed by and become Restricted Stock and/or Restricted Stock Units of the business entity which survives the merger, consolidation or other business reorganization. If the acquiring entity fails or refuses to assume the Company’s outstanding Awards: (1) any Service-based Awards shall vest immediately at or immediately before the effective time of such merger, consolidation or other business reorganization; and (2) Awards subject to performance-based vesting conditions shall vest in the same manner as required under Section 4.1(c) hereof at the time of such merger, consolidation or other business reorganization, as if the holder thereof incurred an Involuntary Termination of Service on such date; and (3) unless another treatment is specified in the documents governing such merger, consolidation or other business organization, in the case of vested Restricted Stock or Restricted Stock Units, holders thereof shall receive on the effective date of the transaction, the same value as received by a holder of a share of Stock, multiplied by the number of Restricted Stock or Restricted Stock Units held, and in the case of a holder of Stock Options, the holder shall receive the difference, in cash, between the aggregate Exercise Price of the holder’s outstanding Stock Options and the value exchanged for outstanding shares of the Stock in such merger, consolidation or other business reorganization.

Section 3.5. Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)            Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)            Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 — CHANGE IN CONTROL

Section 4.1. Consequence of a Change in Control. Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan:

(a)            At the time of an Involuntary Termination on or following a Change in Control, all service-based Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one (1) year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO if such Stock Option is exercised more than three (3) months following the termination of employment.

(b)            At the time of an Involuntary Termination on or following a Change in Control, all Service-based Awards of Restricted Stock and Restricted Stock Units shall become fully earned and vested immediately.

(c)            In the event of an Involuntary Termination on or following a Change in Control, a prorated portion of any Performance Awards will vest based on actual performance measured as of the most recent completed fiscal quarter. If actual performance cannot be determined, a prorated portion of the Performance Awards will vest at the target performance level. The pro-rata portion will be calculated based on a number of months worked during the performance period as a percentage of the total performance period.

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Section 4.2. Definition of Change in Control. For purposes of this Plan, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)            Merger. The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)            Acquisition of Significant Share Ownership. There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than a Schedule 13G) required under Section 13(d) or 14(d) of the Exchange Act, that discloses that the filing person has or persons acting in concert have become the beneficial owner of 25% or more of a class of the Company’s or Bank’s voting securities; provided, however, this subsection (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity in which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)            Change in Board Composition. During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s board of directors; provided, however, that for purposes of this subsection (c), each director who is first elected by the board of directors (or first nominated by the board of directors for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)            Sale of Assets. The Company or the Bank sells to a third party all or substantially all of its assets.

In addition, in no event shall a reorganization of Marathon MHC (i.e., the mutual holding company), the Company and the Bank solely within its corporate structure or a second-step conversion constitute a Change in Control for purposes of the Plan.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding Stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.

In addition, if an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, the Award is to be triggered solely by a Change in Control, then with respect to the Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of the transaction.

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ARTICLE 5 — COMMITTEE

Section 5.1. Administration. The Plan shall be administered by the Committee. If the Committee consists of fewer than three (3) Disinterested Board Members, then the Board of Directors shall appoint to the Committee additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three (3) Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2. Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a)            The Committee shall have the authority and discretion to select those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award; provided, however, that the Committee shall not exercise its discretion to accelerate an Award within the first year following the date of grant, or to extend the time period to exercise a Stock Option, unless the extension is consistent with Code Section 409A.

(b)            The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)            The Committee shall have the authority to define terms not otherwise defined herein.

(d)            In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company and applicable corporate law.

(e)            The Committee shall have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3. Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant Awards under the Plan. The acts of the delegates shall be treated hereunder as acts of the Committee and the delegates shall report regularly to the Committee regarding the exercise of delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

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Section 5.4. Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5. Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 — AMENDMENT AND TERMINATION

Section 6.1. General. The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Sections 2.6, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award before the date the amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s stockholders.

Section 6.2. Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or by the Financial Accounting Standards Board (the “FASB”) after the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 — GENERAL TERMS

Section 7.1. No Implied Rights.

(a)            No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right, evidenced by an Award Agreement, to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

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(b)            No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)            No Rights as a Stockholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company before the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2. Transferability. Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that the transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable before the time that the Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, before the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3. Designation of Beneficiaries. A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless the disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4. Non-Exclusivity. Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval (and any subsequent approval by the stockholders of the Company) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5. Eligibility for Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

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Section 7.6. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.7. Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require the Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the amount required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of the shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements.

Section 7.8. Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or Subsidiary.

Section 7.9. Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.10. Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

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Section 7.11. No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.12. Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Wisconsin without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Wisconsin, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.13. Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.14. Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if the illegal or invalid provision has never been included herein.

Section 7.15. Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given:

(a)            in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)            in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)            in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Award Agreement.

Section 7.16. Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

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Section 7.17. Awards Subject to Clawback.

(a)            If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if the person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b)            Awards granted hereunder are subject to any Clawback Policy that may be adopted by the Company from time to time, whether pursuant to the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, implementing regulations thereunder, or otherwise.

Section 7.18. Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant (or other expiration date) may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on that date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable tax withholding requirements. Payment of the Exercise Price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.

Section 7.19. Regulatory Requirements. The grant and settlement of Awards shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 — DEFINED TERMS; CONSTRUCTION

Section 8.1. In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)            “10% Stockholder” means an individual who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company.

(b)            “Award” means any Stock Option, Restricted Stock Award or Restricted Stock Unit or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c)            “Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement shall be provided (or made available electronically) to each Participant.

(d)            “Board of Directors” means the Board of Directors of the Company.

(e)            If the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Company’s or the Bank’s (or other Subsidiary’s) Code of Ethics, material violation of the Sarbanes-Oxley Act of 2002 requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Company or the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

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(f)             “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)            “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)            “Director” means a member of the Board of Directors or of a board of directors of a Subsidiary.

(i)              If the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in that agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. In the absence of a long-term disability plan or to the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant has been determined to be disabled by the Social Security Administration. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.

(j)              “Disinterested Board Member” means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who received compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary for the past three (3) years; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in a manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(k)            “Dividend Equivalent Right” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or shares of Stock, as applicable, equal to the amount of dividends paid on a share of Stock, as specified in the Award Agreement.

(l)             “Employee” means any person employed by the Company or a Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(m)           “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(n)            “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

(o)            “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

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(p)            “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, national market system or automated quotation system, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on an Exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

(q)            A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)            a material diminution in Participant’s base compensation;

(ii)           a material diminution in Participant’s authority, duties or responsibilities;

(iii)          a change in the geographic location at which Participant must perform his duties that is more than twenty-five (25) miles from the location of Participant’s principal workplace; or

(iv)            notwithstanding the foregoing, if a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(r)            “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(s)            “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(t)            “Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.2.

(u)            “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) designated as a Non-Qualified Option; (ii) granted to a Participant who is not an Employee; or (iii) granted to an Employee, but does not satisfy the requirements of Code Section 422.

(v)            “Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied. Notwithstanding anything herein to the contrary, no Performance Award shall be granted under terms that will permit its accelerated vesting upon termination of Service (other than death or Disability or upon an Involuntary Termination following a Change in Control).

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Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on assets; cash return on assets; return on equity; cash return on equity; return on tangible equity; cash return on tangible equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; operating efficiency ratio; financial return ratios; core earnings, capital; increase in revenue; total stockholder return; total shareholder return including special dividends; net operating income, operating income; net interest margin or net interest rate spread; cash flow; cash earnings; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets and loans, deposits, growth of loans, loan production volume; non-performing asset ratio; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in an earnings release or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(w)            “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3(a).

(x)            “Restricted Stock Unit” has the meaning ascribed to it in Section 2.4(a).

(y)            “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(z)            “SEC” means the United States Securities and Exchange Commission.

(aa)           “Securities Act” means the Securities Act of 1933, as amended, and the rules, regulations and guidance promulgated thereunder and modified from time to time.

(bb)           “Service” means service as an Employee or Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(cc)           “Stock” means the common stock of the Company, $0.01 par value per share.

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(dd)           “Stock Option” has the meaning ascribed to it in Section 2.2.

(ee)           “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(ff)           “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)            The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)            The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided the leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)            If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to which the Participant is providing Services.

(iv)            Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. If any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an Employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)            With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

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(gg)          “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2. In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)            actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)            references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)             in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)             references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)             indications of time of day mean Eastern Time;

(f)             “including” means “including, but not limited to”;

(g)            all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)            all words used in this Plan will be construed to be of the gender or number as the circumstances and context require;

(i)              the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)             any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)            all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States of America.

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MARATHON BANCORP, INC. FOLD HERE •DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED s Signature_____________________________ Signature, if held jointly___________________________________ Date_____________, 2022 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. 19997 Marathon Bancorp Inc Proxy Card REV1 Front CONTROL NUMBER Please mark your votes like this PROXY X THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1. 1. The approval of the Marathon Bancorp, Inc. 2022 Equity Incentive Plan. FOR AGAINST ABSTAIN INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet, Smartphone or Tablet - QUICK H H H EASY Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 23, 2022. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED MARATHON BANCORP, INC. 19997 Marathon Bancorp Inc Proxy Card REV1 Back The undersigned hereby appoints Nicholas W. Zillges and Nora Spatz, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Marathon Bancorp, Inc., held of record by the undersigned at the close of business on April 4, 2022 at the Special Meeting of Stockholders of Marathon Bancorp, Inc. to be held on May 24, 2022, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side) PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on May 24, 2022. The 2022 Proxy Statement is available at: https://www.cstproxy.com/marathon/2022